Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 2, 2022 by and between Apartment Income REIT, l.p. (f/k/a AIMCO Properties, L.P.), a Delaware limited partnership, as borrower (“Borrower”), the Guarantors (the “Guarantors” and together with the Borrower, each, individually, a “Loan Party” and collectively, the “Loan Parties”), the lenders party hereto (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION as administrative agent (“Administrative Agent ”).

RECITALS:

A. The Loan Parties, the Lenders and Administrative Agent are parties to that certain Credit Agreement by and between them, dated April 14, 2021 (as the same now exists and may be amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, and as amended by this Amendment, the “Credit Agreement”);

B. The Loan Parties have requested a $400,000,000 increase in the aggregate Revolving Credit Commitments in accordance with Section 2.11 of the Credit Agreement (the “Commitment Increase”), along with certain other modifications to the Credit Agreement; and

C. Administrative Agent and Lenders have agreed to the Commitment Increase and to make certain modifications to the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.
Credit Agreement Definitions. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Credit Agreement.
2.
AMENDMENTS TO CREDIT AGREEMENT. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Annex A hereto.
3.
REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the transactions contemplated by this Amendment:
a.
The representations and warranties of Borrower and each other Loan Party contained in Article 6 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties are true and correct) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties are true and correct) as of such earlier date.

3099804.5

a.
No event has occurred and is continuing, which constitutes a Potential Default or an Event of Default.
b.
This Amendment has been duly authorized, executed and delivered by the Loan Parties so as to constitute the legal and binding obligation of the Loan Parties, enforceable against each Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.
CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “First Amendment Effective Date”):
4.01.
Agreement and Other Documents. This Amendment, and each other document required by Administrative Agent in connection with the execution and delivery of this Amendment by Administrative Agent, duly executed and delivered by the Loan Parties and Administrative Agent;
4.02.
Promissory Notes. Notes and/or amended and restated Notes, as necessary, reflecting the Commitment Increase, each in form and substance reasonably satisfactory to the Administrative Agent and each Incremental Lender to which such Note is made;
4.03.
Fee Letter. A fee letter dated on or before the First Amendment Effective Date, duly executed and delivered by the Borrower in favor of each of PNCCM (which was dated and delivered as of April 4, 2022) and Wells Fargo Securities, LLC (which was dated and delivered as of April 4, 2022), and its respective affiliated Lead Lender;
4.04.
Legal Opinion. A customary legal opinion of counsel for the Loan Parties addressed to the Administrative Agent and the Lenders dated as of the First Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;
4.05.
No Material Adverse Change. Since December 31, 2021, there has been no occurrence of any event, condition or state of facts which would reasonably be expected to result in a Material Adverse Change;
4.06.
Evidence of Authority. Evidence reasonably satisfactory to the Administrative Agent that all corporate action necessary to authorize the execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken;
4.07.
Constituent Documents. Evidence reasonably satisfactory to the Administrative Agent that the Loan Parties’ organizational documents and certificates that were previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended or modified since the date of such delivery;
4.08.
Legal Due Diligence. All materials reasonably requested by Administrative Agent in order to complete its environmental, tax, legal, regulatory, insurance, business, intellectual property, information technology, and accounting due diligence, and the results such due diligence shall be acceptable to Administrative Agent in its reasonable discretion; and

4.09.
Fees and Expenses. In connection with this Amendment, the Administrative Agent shall have received all fees, expenses, and other amounts due and payable under the Loan Documents and in connection with this Amendment and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Loan Parties hereunder.

The parties hereto hereby agree that, upon satisfaction or waiver of the conditions precedent in this Section 4, the conditions to the effectiveness of the Commitment Increase shall be deemed satisfied.

5.
NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Section 2 of this Amendment, (a) the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of the Loan Parties’ Obligations under or in connection with the Credit Agreement or any other Loan Document. Each Loan Party hereby ratifies, confirms, and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and such Loan Documents remain in full force and effect, in each case, except as expressly provided in this Amendment. This Amendment shall constitute a Loan Document for all purposes.
6.
MISCELLANEOUS.
6.01.
Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.
6.02.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.03.
Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Amendment, such provision shall be fully severable and this Amendment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Amendment, and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Amendment, unless such continued effectiveness of this Amendment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.
6.04.
Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
6.05.
Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

Signature Page to
First Amendment to Credit Agreement

APARTMENT INCOME REIT, L.P. f/ka/ AIMCO Properties, L.P., a Delaware limited partnership

By: AIR-GP, INC. f/k/a AIMCO-GP, Inc., a Delaware corporation, its general partner

By:

Name: Paul Beldin

Title: Executive Vice President and Chief Financial Officer

GUARANTORS:

APARTMENT INCOME REIT CORP.,
a Maryland corporation

By:

Name: Paul Beldin

Title: Executive Vice President and Chief Financial Officer

AIR REIT SUB 1, LLC, a Delaware limited liability company

By:

Name: Paul Beldin

Title: Executive Vice President and Chief Financial Officer

AIR REIT SUB 2, LLC, a Delaware limited liability company

By:

Name: Paul Beldin

Title: Executive Vice President and Chief Financial Officer

AIR/BETHESDA HOLDINGS, INC. f/k/a AIMCO/Bethesda Holdings, Inc., a Delaware corporation

By:

Name: Paul Beldin

Signature Page to
First Amendment to Credit Agreement

Title: Executive Vice President and Chief Financial Officer

AIR SUBSIDIARY REIT I, LLC, f/k/a AIMCO Subsidiary REIT I, LLC, a Delaware limited liability company

By:

Name: Paul Beldin

Title: Executive Vice President and Chief Financial Officer

Signature Page to
First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, as

Administrative Agent, a Lender, Swingline Loan

Lender and the Issuing Lender

By:

Name: James Harmann

Title: Senior Vice President

OTHER LENDERS:

WELLS FARGO BANK,

NATIONAL ASSOCIATION

By:

Name:

Title:

[other lenders]

Signature Page to
First Amendment to Credit Agreement